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                                                                   EXHIBIT 99.2

                        AT&T UNIVERSAL CARD MASTER TRUST
                                ANNUAL STATEMENT
                                 SERIES 1995-2
                    FOR THE PERIOD ENDING DECEMBER 31, 1996

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among AT&T Universal Card Services Corp. ("UCS") as Servicer, AT&T Universal Funding Corp. ("Funding"), as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-2 Supplement dated as of 11/15/95 (the "Supplement") among UCS, Funding" and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-2 Certificateholders and the performance of the AT&T Universal Card Master Trust (the "Trust") during the year. The information which is required to be prepared with respect to the performance of the Trust during the period of 1/01/96 - 12/31/96 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Annual Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.


 A)   Information regarding distribution in
      respect of the Class A Certificates
      per $1,000 original certificate
      principal amount.

      (1)         The total amount of the
      distribution in respect of Class A
      Certificates, per $1,000 original
      certificate principal amount                                                   $59.50000000

      (2)         The amount of the distribution
      set forth in paragraph 1 above in
      respect of interest on the Class A
      Certificates, per $1,000 original
      certificate principal amount                                                   $59.50000000

      (3)         The amount of the distribution
      set forth in paragraph 1 above in
      respect of principal of the Class A
      Certificates, per $1,000 original
      certificate principal amount                                                          $0.00


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
 B)   Class A Investor Charge Offs and
      Reimbursement of Charge Offs
      (1)         The amount of Class A Investor
      Charge Offs                                                                           $0.00
      (2)         The amount of Class A Investors
      Charge Offs set forth in paragraph 1
      above, per $1,000 original certificate
      principal amount                                                                      $0.00
      (3)         The total amount reimbursed in
      respect of Class A Investor Charge
      Offs                                                                                  $0.00
      (4)         The amount set forth in paragraph
      3 above, per $1,000 original
      certificate principal amount                                                          $0.00
      (5)         The amount, if any, by which the
      outstanding principal balance of the
      Class A Certificates exceeds the Class
      A Invested Amount after giving effect
      to all transactions on such
      Distribution Date                                                                     $0.00

 C)   Information regarding distributions in
      respect of the Class B Certificates,
      per $1,000 original certificate
      principal amount
      (1)         The total amount of the
      distribution in respect of Class B
      Certificates, per $1,000 original
      certificate principal amount                                                   $61.00000000
      (2)         The amount of the distribution
      set forth in paragraph 1 above in
      respect of interest on the Class B
      Certificates, per $1,000 original
      certificate principal amount                                                   $61.00000000
      (3)         The amount of the distribution
      set forth in paragraph 1 above in
      respect of principal of the Class B
      Certificates, per $1,000 original
      certificate principal amount                                                          $0.00

 D)   Amount of reductions in Class B
      Invested Amount pursuant to clauses
      (c), (d), and (e) of the definition of
      Class B Invested Amount
      (1)         The amount of reductions in Class
      B Invested Amount pursuant to clauses
      (c), (d), and (e) of the definition of
      Class B Invested Amount                                                               $0.00



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
      (2)         The amount of reductions in
      the Class B Invested Amount set forth
      in paragraph 1 above, per $1,000
      original certificate principal amount                                                 $0.00
      (3)         The total amount reimbursed in
      respect of such reductions in the
      Class B Invested Amount                                                               $0.00
      (4)         The amount set forth in paragraph
      3 above, per $1,000 original
      certificate principal amount                                                          $0.00
      (5)         The amount, if any, by which the
      outstanding principal balance of the
      Class B Certificates exceeds the Class
      B Invested Amount after giving effect
      to all transactions on such
      Distribution Date                                                                     $0.00

E)    Information regarding certain
      distributions to the Collateral
      Interest Holder
      (1)         The amount distributed to the
      Collateral Interest Holder in respect
      of interest on the Collateral Invested
      Amount                                                                        $2,310,806.68
      (2)         The amount distributed to the
      Collateral Interest Holder in respect
      of principal on the Collateral
      Invested Amount                                                                       $0.00

 F)   Amount of reductions in Collateral
      Invested Amount pursuant to clauses
      (c), (d), and (e) of the definition of
      Collateral Invested Amount
      (1)         The amount of reductions in the
      Collateral Invested Amount pursuant to
      clauses (c), (d), and (e) of the
      definition of Collateral Invested
      Amount                                                                                $0.00
      (2)         The total amount reimbursed in
      respect of such reductions in the
      Collateral Invested Amount                                                            $0.00

                  AT&T UNIVERSAL CARD SERVICES CORP.,
                     Servicer

                  By   /s/ T.F. DONAHUE
                     --------------------------
                       Name:  Tom Donahue
                       Title:  Servicing Officer



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

RECEIVABLES  ---

Beginning of the Period Principal Receivables (01/01/96):                       $6,299,652,342.49
Beginning of the Period Finance Charge Receivables (01/01/96):                     $85,531,135.44
Beginning of the Period Discounted Receivables:                                             $0.00
Beginning of the Period Premium Receivables:                                                $0.00
Beginning of the Period Total Receivables (01/01/96):                           $6,385,183,477.93


Removed Principal Recievables:                                                              $0.00
Removed Finance Charge Receivables:                                                         $0.00
Removed Total Receivables:                                                                  $0.00


Additional Principal Receivables: (6/96,8/96)                                   $2,539,038,868.84
Additional Finance Charge Receivables: (6/96,8/96)                                 $29,206,358.10
Additional Total Receivables:                                                   $2,568,245,226.94


Discounted Receivables Generated this Period:                                               $0.00
Premium Receivables Generated this Period:                                                  $0.00
End of the Period Principal Receivables (12/31/96):                             $8,578,282,506.37
End of the Period Finance Charge Receivables (12/31/96):                           $81,155,622.24
End of the Period Discounted Receivables:                                                   $0.00
End of the Period Premium Receivables:                                                      $0.00
End of the Period Total Receivables (12/31/96):                                 $8,659,438,128.61


Special Funding Account Balance                                                             $0.00
Aggregate Invested Amount (all Master Trust Series)                             $6,500,000,000.00

End of the Period Transferor Amount (12/31/96)                                    $239,801,827.66

DELINQUENCIES AND LOSSES ---
                                                                            RECEIVABLES
                                                                            -----------
End of the Period Delinquencies: (12/31/96)
   30-60 Days Delinquent                                                           $97,263,417.47
   61-90 Days Delinquent                                                           $63,753,782.94
   90+ Days Delinquent                                                            $118,438,001.33

   Total 30+ Days Delinquent                                                      $279,455,201.74

Defaulted Accounts During the Period (01/01/96-12/31/96)                          $478,933,830.92



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
INVESTED AMOUNTS ---

Class A Initial Invested Amount                                $675,000,000
Class B Initial Invested Amount                                 $35,625,000
Collateral Initial Invested Amount                              $39,375,000
INITIAL INVESTED AMOUNT                                                              $750,000,000

Class A Invested Amount                                     $675,000,000.00
Class B Invested Amount                                      $35,625,000.00
Collateral Invested Amount                                   $39,375,000.00
INVESTED AMOUNT                                                                      $750,000,000


Class A Adjusted Invested Amount                            $675,000,000.00
Class B Adjusted Invested Amount                             $35,625,000.00
Collateral Invested Amount                                   $39,375,000.00
ADJUSTED INVESTED AMOUNT                                                             $750,000,000


ANNUAL SERVICING FEE                                                               $15,000,000.00


INVESTOR DEFAULT AMOUNT                                                            $52,184,219.15


GROUP II INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                                            5.95%
IN GROUP II

GROUP II INVESTOR FINANCE CHARGE COLLECTIONS                                      $134,533,689.73
GROUP II INVESTOR ADDITIONAL AMOUNTS                                                        $0.00
GROUP II INVESTOR DEFAULT AMOUNT                                                   $52,184,219.15
GROUP II INVESTOR ANNUAL FEES                                                      $15,000,000.00
GROUP II INVESTOR ANNUAL INTEREST                                                  $44,657,517.36


SERIES 1995-2 INFORMATION
SERIES 1995-2 ALLOCATION PERCENTAGE                                                        15.37%
SERIES 1995-2 ALLOCABLE FINANCE CHARGE                                            $179,506,566.61
COLLECTIONS
SERIES 1995-2 ADDITIONAL AMOUNTS                                                            $0.00
SERIES 1995-2 ALLOCABLE DEFAULTED AMOUNT                                           $71,988,788.20
SERIES 1995-2 ANNUAL FEES                                                          $15,000,000.00
SERIES 1995-2 ALLOCABLE PRINCIPAL COLLECTIONS                                   $2,116,565,271.28
SERIES 1995-2 REQUIRED TRANSFEROR AMOUNT                                           $52,500,000.00
FLOATING ALLOCATION PERCENTAGE                                                             73.47%



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
INVESTOR FINANCE CHARGE COLLECTIONS                                               $129,340,843.93
INVESTOR DEFAULT AMOUNT                                                            $52,184,219.15
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS                                   $134,544,775.41
PRINCIPAL ALLOCATIONS PERCENTAGE                                                           73.72%
AVAILABLE PRINCIPAL COLLECTIONS                                                 $1,531,840,201.21


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                                                90.00%

    Class A Floating Percentage of Reallocated              $121,500,979.71
    Investor Finance Charge Collections
    Other Amounts                                                     $0.00
TOTAL CLASS A AVAILABLE FUNDS                                                     $121,500,979.71

   Class A Annual Interest                                   $40,162,500.00
   Class A Servicing Fee (if applicable)                              $0.00
   Class A Investor Default Amount                           $46,965,797.23
TOTAL CLASS A EXCESS SPREAD                                                        $34,372,682.49

CLASS A REQUIRED AMOUNT                                                                     $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                                                 4.75%

CLASS B AVAILABLE FUNDS                                                             $6,390,876.85

   Class B Annual Interest                                    $2,173,125.00
   Class B Servicing Fee (if applicable)                              $0.00
TOTAL CLASS B EXCESS SPREAD                                                         $4,217,751.85

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                                              5.25%

COLLATERAL AVAILABLE FUNDS                                                          $7,063,600.72
   Collateral Interest Servicing Fee (if  applicable)                                       $0.00
TOTAL COLLATERAL EXCESS SPREAD                                                      $7,063,600.72

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                                                $45,654,035.06



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
Excess Spread Applied to Class A Required Amount                                            $0.00
Excess Spread Applied to Class A Investor Chargeoffs                                        $0.00

Excess Spread Applied to Class B Required Amount                                    $2,478,750.41
Excess Spread Applied to Reductions of Class B                                              $0.00
Invested Amount pursuant to clauses (c), (d) and (e)

Excess Spread Applied to Collateral Annual                                          $2,310,806.68
Interest
Excess Spread Applied to Unpaid Annual                                             $15,000,000.00
Servicing Fee
Excess Spread Applied Collateral Default Amount                                     $2,739,671.52
Excess Spread Applied to Reductions of                                                      $0.00
Collateral Invested Amount Pursuant to Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                                                    $0.00
Excess Spread Applied to Other Amounts Owed to                                              $0.00
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                                                 $23,124,806.42

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                                          $136,530,254.77
 FOR ALL ALLOCATION SERIES

SERIES 1995-2 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                                           $0.00
ALLOCATED TO SERIES 1995-2

Excess Finance Charge Collections Applied to                                                $0.00
Class A Required Amount
Excess Finance Charge Collections Applied to                                                $0.00
Class A Investor Charge Offs
Excess Finance Charge Collections Applied to                                                $0.00
Class B Required Amount
Excess Finance Charge Collections Applied to                                                $0.00
Reductions of Class B Invested Amount Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections Applied to                                                $0.00
Collateral Annual Interest
Excess Finance Charge Collections Applied to                                                $0.00
Unpaid Annual Servicing Fee
Excess Finance Charge Collections Applied to                                                $0.00
Collateral Default Amount



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
Excess Finance Charge Collections Applied to                                                $0.00
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections Applied to                                                $0.00
Reserve Account
Excess Finance Charge Collections Applied to                                                $0.00
Other Amounts Owed to Collateral Interest Holder

YIELD, BASE, AND EXCESS SPREAD RATE---

AVERAGE BASE RATE FOR THE PERIOD                                                            7.95%

AVERAGE SERIES ADJUSTED PORTFOLIO                                                          11.04%
YIELD FOR THE PERIOD

AVERAGE EXCESS SPREAD RATE FOR THE PERIOD                                                   3.09%

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                                               90.00%

   Class A Principal Collections                          $1,378,656,181.08

CLASS B PRINCIPAL PERCENTAGE                                                                4.75%

   Class B Principal Collections                             $72,762,409.55

COLLATERAL PRINCIPAL PERCENTAGE                                                             5.25%
   Collateral Principal Collections                          $80,421,610.56

AVAILABLE PRINCIPAL COLLECTIONS                           $1,531,840,201.19

REALLOCATED PRINCIPAL COLLECTIONS                                                           $0.00

SERIES 1995-2 PRINCIPAL SHORTFALL                                                           $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                           $0.00
PRINCIPAL SHARING SERIES



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
ACCUMULATION ---

Controlled Accumulation Amount                                        $0.00
Deficit Controlled Accumulation Amount                                $0.00
CONTROLLED DEPOSIT AMOUNT                                                                   $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                                           $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                                 $1,584,024,420.36
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                                $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                                          $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                                             $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                     $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                                                 $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                                              $0.00
REIMBURSED


                  AT&T UNIVERSAL CARD SERVICES CORP.,
                  as Servicer


                  By:    /s/ T.F. DONAHUE
                       ------------------------------
                         Name:  Tom Donahue
                         Title:  Servicing Officer




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